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                             MFS(R) TECHNOLOGY FUND

          Supplement dated January 1, 2000 (as amended August 10, 2000)
                           to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated January 1, 2000 (as amended April 1,
2000). The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:

Average Annual Total Returns as of December 31, 1999:


                                                  1 Year         Life*
      Class I shares                              63.27%         43.58%
      NASDAQ Composite Index#+                    85.87%         46.94%
      Average science & technology fund++        134.73%         53.64%
-------------------------------

* Fund performance figures are for the period from the commencement of the Fund's investment operations on January 2, 1997, through December 31, 1999. Index and Lipper average returns are from January 1, 1997.

# The NASDAQ Composite Index is a broad-based, unmanaged index of common stocks traded on the National Association of Securities Dealers Automated Quotation System.

+      Source:  Standard & Poor's Micropal, Inc.

++     Source:  Lipper Inc.

The fund commenced investment operations on January 2, 1997, with the offering of class A shares and class I shares.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


Annual Fund Operating Expenses (expenses that are deducted from fund assets)


      Management Fees.........................................       0.75%
      Distribution and Service (12b-1) Fees...................       None
      Other Expenses..........................................       1.17%
                                                                     -----
      Total Annual Fund Operating Expenses....................       1.92%
          Fee Waiver(1).......................................       (0.76)%
                                                                     -------
          Net Expenses(2).....................................       1.16%
-----------------------

(1) MFS has contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses" after taking into account the expense offset arrangement described below, and excluding expenses associated with the fund's obligation to pay dividends in connection with the fund's short sale of securities where dividends on these securities have been declared while the short sale is outstanding, do not exceed 0.40% annually. These contractual fee arrangements will continue until at least January 1, 2001, unless changed with the consent of the board of trustees which oversees the fund.
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(2)    The fund has an  expense  offset  arrangement  which  reduces  the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. Had these fee reductions been taken into account, "Net Expenses" would be lower, and would equal 1.15% for class I.

         Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The table is supplemented as follows:


     Share Class        Year 1       Year 3        Year 5        Year 10
     -----------        ------       ------        ------        -------

    Class I shares       $118         $529          $966         $2,182

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

     o    any retirement plan, endowment or foundation which:

               has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

               invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

               MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount.

     o    certain  retirement  plans  offered,   administered  or  sponsored  by
          insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.




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5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

                                                                          Year Ended      Year Ended      Period Ended
                                                                           8/31/99          8/31/98         8/31/97*

Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $ 11.50         $ 12.53           $ 10.00
                                                                           -------         -------           -------
Income from investment operations# -
   Net investment income (loss)ss.                                        $  (0.22)       $  (0.02)         $   1.05
   Net realized and unrealized gain (loss) on investments
     and foreign currency                                                     7.57           (0.10)             1.48
                                                                         ---------       ----------        ---------
       Total from investment operations                                   $   7.35        $  (0.12)         $   2.53
                                                                          --------        ---------         --------
Less distributions declared to shareholders -
   From net investment income                                             $   --          $  (0.91)          $   --
   From net realized gain on investments and foreign
     currency transactions                                                   (0.51)       $    --                --
                                                                         ----------       --------           ------
       Total distributions declared to shareholders                       $  (0.51)       $  (0.91)          $   --
                                                                          ---------       ---------          ------
Net asset value - end of period                                            $ 18.34         $ 11.50           $ 12.53
                                                                           -------         -------           -------
Total return                                                                 65.25%          (0.61)%           25.30%++
Ratios (to average net assets)/Supplemental datass.:
   Expenses##                                                                 1.17%           0.88%             1.41%+
   Net investment income (loss)                                              (0.84)%         (0.18)%           13.11%+
Portfolio turnover                                                             104%             29%              792%
Net assets at end of period (000 omitted)                                   $2,530           $1,796           $1,637

ss. The investment adviser voluntarily waived its fee for the periods indicated.
    If this fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                               $ (0.41)         $(0.20)           $ 0.98
Ratios (to average net assets):
         Expenses##                                                           1.92%           1.68%             2.28%+
         Net investment income (loss)                                        (1.59)%         (0.98)%           12.24%+

* For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.

+    Annualized.

++   Not annualized.

#    Per share data are based on average shares outstanding.

## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

  The date of this Supplement is January 1, 2000 (as amended August 10, 2000).